UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 23, 2026
Date of Report (date of earliest event reported)

CapForce Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-37367	06-1614015
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

23219 Stringtown Road, Suite 300
Clarksburg, MD 20871
(Address of principal executive offices)(Zip code)

(240) 813-1260
(Registrant’s telephone number, including area code)

OpGen, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of CapForce Inc. (the “Company”) approved the Company’s 2026 Incentive Compensation Plan (the “2026 Plan”). The 2026 Plan was previously approved by the Board of Directors (the “Board”) of the Company, subject to stockholder approval, on January 9, 2026. The 2026 Plan became effective on February 23, 2026 following receipt of stockholder approval at the Annual Meeting.

The total number of shares of stock reserved and available for distribution under the 2026 Plan is 1,000,000 shares. In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-up, reorganization, rights offering, liquidation, or any similar change event of or by our Company, appropriate adjustments will be made to the shares subject to the 2026 Plan and to any outstanding awards.

The 2026 Plan includes an evergreen provision providing for an automatic annual increase in the shares of common stock available for issuance under the 2026 Plan over the next 10 years in an amount equal to 5% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year. Pursuant to the evergreen provision, the number of shares available for issuance under the 2026 Plan shall automatically increase on January 1st of each year for a period of 9 years, commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to 5% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year, provided that the Board of Directors may decide, prior to the first day of any calendar year, that there shall be no increase in the shares available for issuance under the 2026 Plan for such calendar year or that the increase shall be a lesser number of shares than otherwise provided under the evergreen provision.

The material terms of the 2026 Plan are described in “Proposal No. 2 – Approval of the 2026 Equity Incentive Plan” the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 6, 2026, which information is incorporated herein by reference. Such information and the foregoing description of the 2026 Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the 2026 Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders of the Company also approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), pursuant to the Name Change Proposal (as defined below) providing for a change in the Company’s corporate name from OpGen, Inc. to CapForce Inc. In connection with the name change, the Company expects to change its ticker symbol to “CFOR.”

The change in name of the Company and the filing of the Amendment will not affect the validity or transferability of any outstanding shares of common stock, and stockholders will not be required to exchange outstanding certificates for new share certificates.

Following the approval of the Name Change Proposal at the Annual Meeting, the Company filed the Amendment with the Secretary of State of the State of Delaware on February 27, 2026. Except for the change of name of the Company, the Amendment does not make any other changes to the Company’s Certificate of Incorporation. In connection with the foregoing, the Company also amended and restated its Amended and Restated Bylaws, as amended (the “Bylaws”), to reflect the change in the Company’s name.

The foregoing description of the Amendment and Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the form of the Amendment and the Bylaws, which are filed as Exhibits 3.1, and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 23, 2026, the Company held its Annual Meeting. The Company’s stockholders voted on the proposals listed below, each of which was described in the Company’s proxy statement for the Annual Meeting as filed by the Company with the Securities and Exchange Commission on February 6, 2026. As of January 5, 2026, the record date for the Annual Meeting, shares of the Company’s capital stock representing 10,210,511 votes were outstanding. At the Annual Meeting, shares of the Company’s capital stock representing 8,344,457 votes were represented in person or by proxy. The following is a summary of the voting results for the proposals voted upon at the Annual Meeting:

1. Proposal No. 1 – Election of Directors. Proposal No. 1 was the election of the following named persons to serve as directors of the Company for a one-year term or until their successors are elected and qualified. The votes cast were as follows:

Nominee	For	Against	Abstained or Withheld
Victor Chua Kok Hoe	8,336,639	6,700	1,118
John Tan Honjian	8,336,650	6,689	1,118
Ken Lim Zhao Qi	8,336,646	6,693	1,118
Ethan Low Yu Jie	8,336,649	6,690	1,118
Constance Wong Poh Yin	8,335,550	7,789	1,118

Based on the foregoing vote, the five nominees listed above were elected to serve on the Board. There were no additional director nominations brought before the meeting.

2. Proposal No. 2 – 2026 Equity Incentive Plan Proposal. Proposal No. 2 was to approve the 2026 Equity Incentive Plan (the “2026 Equity Incentive Plan Proposal”). The results of the vote were as follows:

Votes For	Votes Against	Abstained or Withheld	Broker Non-Votes
8,299,282	8,808	36,367	N/A

Based on the foregoing vote, the 2026 Equity Incentive Plan Proposal was approved.

3. Proposal No. 3 – Warrant Exercise Proposal. Proposal No. 3 was to approve the issuance of 889,274 shares of the Company’s common stock upon the exercise of common stock purchase warrants issued in connection with the Company’s best efforts public offering that closed on May 4, 2023, as contemplated by Nasdaq listing rules (the “Warrant Exercise Proposal”). The results of the vote were as follows:

Votes For	Votes Against	Abstained or Withheld	Broker Non-Votes
8,335,871	7,480	1,106	N/A

Based on the foregoing vote, the Warrant Exercise Proposal was approved.

4. Proposal No. 4 – Ratification of the Issuance of Certain Shares of Common Stock. Proposal No. 4 was to ratify the sale and issuance of certain shares of common stock of the Company to AEI Capital, Ltd., our controlling stockholder, for the purpose of exempting such sales and issuances from Section 16(b) under the Exchange Act pursuant to Rule 16b-3(d)(2) thereunder (the “Share Sale and Issuance Ratification Proposal”).

Votes For	Votes Against	Abstained or Withheld	Broker Non-Votes
8,334,836	8,809	812	N/A

Based on the foregoing vote, the Share Sale and Issuance Ratification Proposal was approved.

5. Proposal No. 5 – Name Change Proposal. Proposal No. 5 was to approve the change of the name of the Company from “OpGen, Inc.” to “CapForce Inc.” (the “Name Change Proposal”). The results of the vote were as follows:

Votes For	Votes Against	Abstained or Withheld	Broker Non-Votes
8,333,795	9,063	1,599	N/A

Based on the foregoing vote, the Name Change Proposal was approved.

6. Proposal No. 6 – Say-on-Pay Advisory Vote. Proposal No. 6 was to approve, on an advisory basis, the compensation paid to the Company’s named executive officers (the “Say-on-Pay Advisory Vote”), as disclosed in the compensation discussion and analysis, the compensation tables, and any related material contained in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by the Company with the Securities and Exchange Commission on February 6, 2026.

Votes For	Votes Against	Abstained or Withheld	Broker Non-Votes
8,299,141	8,640	36,676	N/A

Based on the foregoing vote, the Say-on-Pay Advisory Vote was approved.

7. Proposal No. 7 – Ratification of Appointment of Independent Accounting Firm. Proposal No. 7 was to ratify the appointment of Beckles & Co., Inc. to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The results of the vote were as follows:

Votes For	Votes Against	Abstained or Withheld	Broker Non-Votes
8,335,053	6,216	3,188	N/A

Based on the foregoing vote, the ratification of Beckles & Co., Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved.

Item 7.01 Regulation FD Disclosure

On February 27, 2026, the Company issued a press release announcing the change of the Company’s name. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under such section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on February 27, 2026.
3.2	Amended and Restated Bylaws of CapForce Inc., as effective February 27, 2026.
10.1	CapForce Inc. 2026 Incentive Compensation Plan, effective February 23, 2026.
99.1	Press Release dated February 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 27, 2026	CapForce Inc.

	By:	/s/ Christian-Laurent Benoit Bonte
		Name:	Christian-Laurent Benoit Bonte
		Title:	Chief Executive Officer